                                      Exhibit A

     Each of the undersigned hereby agrees that Amendment No. 1 to the
Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Heartstream, Inc. has been filed on behalf of the undersigned.

Signature:


     Dated February 12, 1998


                              Oak Investment Partners VI,
                              Limited Partnership

                              By:  Oak Associates VI, LLC, As
                                   General Partner


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------------
                                    Managing Member

                              Oak Associates VI, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------------
                                   Managing Member


                              Oak VI Affiliates Fund, Limited Partnership

                              By:  Oak VI Affiliates, LLC
                                   As General Partner


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------------
                                   Managing Member


                              Oak VI Affiliates, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   --------------------------------
                                   Managing Member

                              OAK MANAGEMENT CORPORATION



                         By:  /s/ Edward F.Glassmeyer
                             --------------------------------
                              Name:  Edward F. Glassmeyer
                              Title: President


                              /s/ Bandel L. Carano
                             --------------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                             --------------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                             --------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                             --------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                             --------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                             --------------------------------
                              Eileen M. More